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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 28, 2002


                     NOVASTAR MORTGAGE FUNDING CORPORATION
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             (Exact name of registrant as specified in its charter)

                   Delaware                                333-50290                    48-1195807
----------------------------------------------     ------------------------         ------------------
(State or Other Jurisdiction of Incorporation)     (Commission File Number)          (I.R.S. Employer
                                                                                    Identification No.)

     1901 West 47th Place, Suite 105,
              Westwood, KS                                                                66205
----------------------------------------                                            ------------------
(Address of Principal Executive Offices)                                                (Zip Code)


        Registrant's telephone number, including area code  (913) 514-3200
                                                            -------------------

                                    No Change
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)













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   Item 7.  Financial Statements, Pro Forma Financial Information
            and Exhibits.
            -----------------------------------------------------

   (a)      Financial Statement of Business Acquired:   None

   (b)      Pro Forma Financial Information:            None

   (c)      Exhibits:

            8.2 Opinion of Dewey Ballantine LLP, dated March 28, 2002, with respect to certain tax matters.








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


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    NOVASTAR MORTGAGE FUNDING CORPORATION

                                    Registrant


                                    By: /s/ Kelly Meinders
                                        -------------------------------
                                        Name:     Kelly Meinders
                                        Title:    Vice President




Dated:  March 28, 2002


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